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                                  EXHIBIT 24.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Zila, Inc. on Form S-8 of our report dated October 28, 1997, appearing in the Annual Report on Form 10-K of Zila, Inc. for the year ended July 31, 1997.



/s/  DELOITTE & TOUCHE LLP


Phoenix, Arizona
December 17, 1997